Inst | Fidelity Advisor Stock Selector All Cap Fund

Supplement to the
Fidelity® Advisor Stock
Selector All Cap Fund
Institutional Class
November 29, 2011
Prospectus

Proposed Reorganization. The Board of Trustees has unanimously approved an Agreement and Plan of Reorganization ("Agreement") between Fidelity Advisor Stock Selector All Cap Fund and Fidelity Stock Selector All Cap Fund pursuant to which Fidelity Advisor Stock Selector All Cap Fund would be reorganized on a tax-free basis with and into Fidelity Stock Selector All Cap Fund.

The Agreement provides for the transfer of all of the assets of Fidelity Advisor Stock Selector All Cap Fund in exchange for corresponding shares of Fidelity Stock Selector All Cap Fund equal in value to the net assets of Fidelity Advisor Stock Selector All Cap Fund and the assumption by Fidelity Stock Selector All Cap Fund of all of the liabilities of Fidelity Advisor Stock Selector All Cap Fund. After the exchange, Fidelity Advisor Stock Selector All Cap Fund will distribute the Fidelity Stock Selector All Cap Fund shares to its shareholders pro rata, in liquidation of Fidelity Advisor Stock Selector All Cap Fund. As a result, shareholders of Fidelity Advisor Stock Selector All Cap Fund will become shareholders of Fidelity Stock Selector All Cap Fund (these transactions are collectively referred to as the "Reorganization").

A Special Meeting (the "Meeting") of the Shareholders of Fidelity Advisor Stock Selector All Cap Fund is expected to be held during the third quarter of 2012 and approval of the Agreement will be voted on at that time. A combined proxy statement and prospectus containing more information with respect to the Reorganization will be provided to shareholders of record of Fidelity Advisor Stock Selector All Cap Fund in advance of the meeting.

If the Agreement is approved at the Meeting and certain conditions required by the Agreement are satisfied, the Reorganization is expected to take place on or about October 26, 2012. If shareholder approval of the Agreement is delayed due to failure to meet a quorum or otherwise, the Reorganization will become effective, if approved, as soon as practicable thereafter.

The foregoing is not a solicitation of any proxy. For a free copy of the Proxy Statement describing the Reorganization (and containing important information about fees, expenses and risk considerations) and a Prospectus for Fidelity Stock Selector All Cap Fund, please call 800-544-8544. The prospectus/proxy statement will also be available for free on the Securities and Exchange Commission's web site (www.sec.gov).

The following information replaces the similar information found under the heading "Year-by-Year Returns" in the "Fund Summary" section on page 5.

Calendar Years	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011
	-12.67%	27.47%	1.25%	21.72%	13.59%	6.64%	-40.08%	35.84%	20.40%	-5.39%

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	19.92%	September 30, 2009
Lowest Quarter Return	-19.72%	December 31, 2008
Year-to-Date Return	14.53%	March 31, 2012

The following information replaces the similar information found under the heading "Average Annual Returns" in the "Fund Summary" section on page 5.

For the periods ended December 31, 2011	Past 1 year	Past 5 years	Past 10 years
Institutional Class
Return Before Taxes	-5.39%	-0.23%	4.42%
Return After Taxes on Distributions	-5.43%	-0.29%	4.34%
Return After Taxes on Distributions and Sale of Fund Shares	-3.45%	-0.21%	3.81%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	2.11%	-0.25%	2.92%